UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

GENESCO INC.
(Name of Registrant as Specified In Its Charter)

Bradley l. radoff Jumana Capital Investments LLC Christopher R. MartiN Westervelt T. Ballard, Jr. Paula J. Poskon
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JUNE 8, 2026

BRADLEY L. RADOFF AND JUMANA CAPITAL INVESTMENTS LLC

June [ ], 2026

Dear Fellow Genesco Shareholders:

Bradley L. Radoff, Jumana Capital Investments LLC and Christopher R. Martin (collectively, the “Radoff-Jumana Group” or “we”) are significant investors in Genesco Inc., a Tennessee corporation (“Genesco” or the “Company”), who together with the other participants in their solicitation are the beneficial owners of an aggregate of 966,479 shares of Common Stock, $1.00 par value (the “Common Stock”) of the Company, representing approximately 8.7% of the outstanding shares of Common Stock. We believe meaningful change to the composition of the Board of Directors of the Company (the “Board”) is necessary to ensure that the Company is being run in a manner consistent with your best interests. Accordingly, we are seeking your support for the election of our two (2) highly qualified nominees as directors at the 2026 Annual Meeting of Shareholders to be held in virtual format at [_:__] a.m. Central Time, on [●], 2026 via a live webcast at [______] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The Board is currently composed of nine (9) directors, each of whom will be standing for election at the Annual Meeting. Through the accompanying Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only our two (2) nominees, Westervelt (Westy) T. Ballard, Jr. and Paula J. Poskon, but also seven (7) of the Company’s nominees whose election we do not oppose. The Radoff-Jumana Group and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to nine (9) nominees on the Radoff-Jumana Group’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and our nominees may do so on the Radoff-Jumana Group’s enclosed GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. In any case, we recommend that shareholders vote in favor of the Radoff-Jumana Group’s nominees, who we believe are most qualified to serve as directors in order to achieve a Board composition that we believe is in the best interest of all shareholders.

We strongly believe that shareholders will benefit from a meaningfully reconstituted Board that includes the addition of independent directors with strong, relevant experience, critically needed skill sets, fresh perspectives and a shared objective of enhancing value for the benefit of all Genesco shareholders. The individuals that we have nominated are highly qualified, significantly experienced and ready to serve the best interests of all shareholders of Genesco.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today. The attached Proxy Statement and the enclosed GOLD universal proxy card are first being mailed to shareholders on or about [●], 2026.

If you have already voted for the incumbent management slate on the Company’s proxy card, you have every right to change your vote by signing, dating, marking your vote and returning a later dated GOLD universal proxy card or by voting virtually at the Annual Meeting.

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If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed on the following page.

Thank you for your support,

/s/ Bradley L. Radoff and /s/ Christopher R. Martin

Bradley L. Radoff and Christopher R. Martin (on behalf of Jumana Capital Investments LLC)

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If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of the Radoff-Jumana Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JUNE 8, 2026

2026 ANNUAL MEETING OF SHAREHOLDERS

OF

Genesco Inc.

_________________________

PROXY STATEMENT
OF
BRADLEY L. RADOFF AND Jumana Capital Investments LLC
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY

Bradley L. Radoff, Jumana Capital Investments LLC (“Jumana Capital”) and Christopher R. Martin (collectively, the “Radoff-Jumana Group” or “we”) are significant shareholders of Genesco Inc., a Tennessee corporation (“Genesco” or the “Company”), who, together with the other participants in this solicitation, beneficially own an aggregate of 966,479 shares of Common Stock, $1.00 par value (the “Common Stock”), of the Company, representing approximately 8.7% of the outstanding Common Stock. We strongly believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted with directors who have the perspectives, skills and expertise to ensure that the Company is being run in shareholders’ best interest. To that end, we have nominated two (2) highly qualified director nominees, each of whom would bring substantial expertise and deep experience to the Board, and was selected specifically for his or her commitment to representing the best interests of shareholders. At the 2026 Annual Meeting of Shareholders scheduled to be held in virtual format at [_:__] a.m. Central Time, on [●], 2026 via a live webcast at [______] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), shareholders will have an opportunity to vote on the following items:

1.	To elect the Radoff-Jumana Group’s two (2) director nominees, Westervelt (Westy) T. Ballard, Jr. and Paula J. Poskon (collectively, the “Radoff-Jumana Nominees”);
2.	A non-binding, advisory vote on the Company’s named executive officers’ compensation;
3.	A proposal to approve the Genesco Inc. Fourth Amended and Restated 2020 Equity Incentive Plan (the “Amended Plan”);
4.	A proposal to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as independent registered public accounting firm to the Company for the current fiscal year; and
5.	Any other business that properly comes before the Annual Meeting.

This Proxy Statement and the enclosed GOLD universal proxy card are first being mailed to shareholders on or about [●], 2026.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Shareholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

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The Board is currently composed of nine (9) directors, each with terms expiring at the Annual Meeting. Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only the two (2) Radoff-Jumana Nominees, but also seven (7) of the Company’s nominees whose election we do not oppose, Matthew M. Bilunas, Carolyn Bojanowski, John F. Lambros, Angel R. Martinez, Mary E. Meixelsperger, Gregory A. Sandfort and Mimi E. Vaughn (the “Unopposed Company Nominees”). The Radoff-Jumana Group and Genesco will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to nine (9) nominees on the Radoff-Jumana Group’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for seven (7) Company nominees in addition to the Radoff-Jumana Nominees may do so on the Radoff-Jumana Group’s GOLD universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Radoff-Jumana Nominees will have the legal effect of replacing two (2) incumbent directors. If elected, the Radoff-Jumana Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to evaluate all opportunities to enhance shareholder value. However, the Radoff-Jumana Nominees will constitute a minority of the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to unlock shareholder value. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Radoff-Jumana Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Shareholders are permitted to vote for fewer than nine (9) nominees or for any combination (up to nine (9) total) of the Radoff-Jumana Nominees and the Company’s nominees on the enclosed GOLD universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we recommend that shareholders vote in favor of only the Company nominees who we believe are the most qualified to serve as directors – the Unopposed Company Nominees – to help achieve a Board composition that we believe is in the best interest of all shareholders. We recommend that shareholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or all of the Radoff-Jumana Nominees to be elected to the Board. The Radoff-Jumana Group urges shareholders using our GOLD universal proxy card to vote “FOR” all of the Radoff-Jumana Nominees and “FOR” the Unopposed Company Nominees.

IF YOU MARK FEWER THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) RADOFF-JUMANA NOMINEES AND THE SEVEN (7) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on [●], 2026 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. The address of the principal executive offices of the Company is 535 Marriott Drive, Nashville, Tennessee 37214. According to the Company’s proxy statement, as of the Record Date, there were [●] shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on each such proposal to be voted upon at the Annual Meeting.

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As of the date hereof, the Radoff-Jumana Group and the Radoff-Jumana Nominees (each a “Participant” and, collectively, the “Participants”) collectively beneficially own 966,479 shares of Common Stock (the “Radoff-Jumana Group Shares”). We intend to vote all of the Radoff-Jumana Group Shares FOR the election of the Radoff-Jumana Nominees and the Unopposed Company Nominees, AGAINST the approval of the non-binding, advisory vote on the Company’s named executive officers’ compensation, [FOR/AGAINST] the proposal to approve the Amended Plan and FOR the ratification of the appointment of Deloitte as independent registered public accounting firm to the Company for the Company’s current fiscal year.

While we currently intend to vote all of the Radoff-Jumana Group Shares in favor of the election of each of the Radoff-Jumana Nominees and the Unopposed Company Nominees, we reserve the right to vote some or all of the Radoff-Jumana Group Shares as we see fit, in order to achieve a Board composition that we believe is in the best interest of all shareholders. We would only intend to vote some or all of the Radoff-Jumana Group Shares in a different manner than what we are otherwise recommending in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Radoff-Jumana Nominees would be elected at the Annual Meeting and that by voting the Radoff-Jumana Group Shares in a different manner we could help achieve a Board composition that we believe is in the best interest of all shareholders. Shareholders should understand that all shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted at the Annual Meeting as marked.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today.

THIS SOLICITATION IS BEING MADE BY THE RADOFF-JUMANA GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE RADOFF-JUMANA GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE RADOFF-JUMANA GROUP URGES YOU TO SIGN, DATE AND RETURN THE GOLD UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE RADOFF-JUMANA NOMINEES.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our GOLD universal proxy card are available at:

[_______]

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. The Radoff-Jumana Group urges you to sign, date, and return the enclosed GOLD universal proxy card today to vote FOR the election of the Radoff-Jumana Nominees and in accordance with the Radoff-Jumana Group’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD universal proxy card and return it to the Radoff-Jumana Group, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed GOLD voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the enclosed pre-paid return envelope.

As the Radoff-Jumana Group is using a “universal” proxy card, which includes the Radoff-Jumana Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. However, the Radoff-Jumana Group strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from the Company. Even if you return the white management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of the Radoff-Jumana Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	On March 16, 2026, a representative of Mr. Radoff emailed the Company’s investor relations team requesting a meeting with representatives of the Company.
•	On March 30, 2026, Mr. Radoff met virtually with members of the Company’s investor relations team and inquired as to the Company’s current operations and contemplated strategies.
•	On April 13, 2026, the Radoff-Jumana Group’s legal counsel submitted a request to the Company on behalf of the Radoff-Jumana Group for the Company to provide an electronic copy of the Company’s form of questionnaire (the “Questionnaire”) in accordance with the Second Amended and Restated Bylaws of the Company (the “Bylaws”). The Questionnaire was requested to be provided no later than April 15, 2026 due to the looming nomination deadline.
•	On April 15, 2026, the Radoff-Jumana Group filed a Schedule 13D (the “Schedule 13D”) with the Securities and Exchange Commission (the “SEC”) disclosing aggregate beneficial ownership of approximately 7.6% of the Company’s outstanding Common Stock. The Schedule 13D also disclosed that the Radoff-Jumana Group intends to engage constructively with the Company’s Board and management team regarding opportunities to unlock value for all shareholders, including, among other matters, potential changes to the composition of the Board.
•	On April 16, 2026, the Radoff-Jumana Group’s legal counsel followed up with the Company regarding the status of the Questionnaire. The Company advised that the Questionnaire would be provided the following day.
•	On April 17, 2026, the Company provided the Questionnaire to the Radoff-Jumana Group’s legal counsel.
•	On April 21, 2026, Mr. Radoff and Adam Hirsch, a Managing Director of Jumana Capital, had a call with Mimi Eckel Vaughn, the Board Chair, President and Chief Executive Officer of the Company. During the call, Messrs. Radoff and Hirsch expressed the Radoff-Jumana Group’s views with respect to the Company and offered suggestions for how the Company could enhance shareholder value, including, among others, through potential asset sales, share repurchases, cutting overhead and/or a sale leaseback.
•	On April 24, 2026, Mr. Radoff delivered a notice of nomination to the Company, in accordance with the Bylaws, nominating Westervelt (Westy) T. Ballard, Jr., Glen W. Herrick, Kashif (Kash) Molwani and Paula J. Poskon (collectively, the “Initial Candidates”) for election to the Board at the Annual Meeting (the “Nomination Notice”), and in satisfaction of the notice requirements under Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
•	Also on April 24, 2026, prior to the delivery of the Nomination Notice, Mr. Radoff, Jumana Capital and Mr. Martin (together with Jumana Capital, “Jumana”) and the Initial Candidates entered into the Group Agreement (as defined and described below) in connection with the Annual Meeting.

•	On April 27, 2026, the Radoff-Jumana Group filed an amendment to the Schedule 13D disclosing the submission of the Nomination Notice and aggregate beneficial ownership of approximately 8.1% of the Company’s outstanding Common Stock.

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•	On April 28, 2026, Scott E. Becker, the Company’s Senior Vice President, General Counsel and Corporate Secretary, emailed Mr. Radoff to confirm receipt of the Nomination Notice and advised that he could arrange a discussion if Mr. Radoff had further thoughts regarding the Board and the Company that he would like to share.
•	Also on April 28, 2026, Mr. Radoff responded to Mr. Becker by requesting a conversation with Lead Independent Director Gregory A. Sandfort and any other non-legacy directors as a constructive next step given the Radoff-Jumana Group’s concerns.
•	On May 1, 2026, Mr. Becker informed Mr. Radoff that Mr. Sandfort and CEO Vaughn could be available to meet with him and that he would be back to Mr. Radoff with proposed times.
•	Also on May 1, 2026, Mr. Radoff responded to Mr. Becker by explaining that while he is happy to chat with CEO Vaughn again, the Company reached out asking for thoughts on the Board and Company so he specifically requested a call with the Lead Independent Director and any other non-legacy (not over-tenured) directors. Mr. Radoff expressed the Radoff-Jumana Group’s view that having CEO Vaughn on such a call would be inappropriate.
•

On May 4, 2026, Mr. Becker responded by expressing the Company’s view that CEO Vaughn should be on any call and that Mr. Sandfort could join as well. Mr. Becker also expressed the Company’s interest in setting up interviews between the Initial Candidates and the Nominating and Governance Committee.

•	Also on May 4, 2026, Mr. Radoff responded to Mr. Becker by explaining that the Radoff-Jumana Group recently shared its thoughts with CEO Vaughn, including many opportunities it believes the Company has to create value, and would be happy to continue that conversation. Mr. Radoff also expressed the Radoff-Jumana Group’s belief that it needs to be able to share its thoughts with the independent directors and that the refusal to allow it to have conversations with independent directors without CEO Vaughn’s presence underscores its concerns regarding the Board’s ability to provide effective oversight of the Company in the best interests of shareholders. Mr. Radoff also explained that the Radoff-Jumana Group will happily make its candidates available for interviews assuming it can have a conversation with Mr. Sandfort and any other non-legacy independent directors who are able to join.
•	On May 6, 2026, the Company requested a call between CEO Vaughn and Messrs. Radoff and Hirsch for the following day.
•	On May 7, 2026, the Company provided notice to the Radoff-Jumana Group pursuant to Rule 14a-19(d) of the Exchange Act of its intent to solicit proxies at the Annual Meeting in favor of the election of incumbent directors Joanna Barsh, Matthew Bilunas, Carolyn Bojanowski, John Lambros, Thurgood Marshall, Jr., Angel Martinez, Mary Meixelsperger, Mr. Sandfort and CEO Vaughn.
•

Also on May 7, 2026, Messrs. Radoff and Hirsch had another call with CEO Vaughn, which was also attended by Darryl MacQuarrie, the Company’s Senior Director of Financial Planning and Analysis. During the call, Mr. Radoff again expressed the Radoff-Jumana Group’s views on potential ways the Company could enhance value. CEO Vaughn agreed to allow Messrs. Radoff and Hirsch to have a call with Mr. Sandfort, and Messrs. Radoff and Hirsch offered to help facilitate interviews with the Initial Candidates.

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•	On May 14, 2026, Messrs. Radoff and Hirsch had a call with Messrs. Becker and Sandfort. During the call, Messrs. Radoff and Hirsch expressed the Radoff-Jumana Group’s views with respect to the Company and offered suggestions for the Company to consider to enhance value, including refreshing the Board, separating the Chair and CEO roles, increasing share repurchases, exploring a sale-leaseback and evaluating divestitures of certain businesses.
•

On May 19, 2026, counsel to the Company contacted counsel to the Radoff-Jumana Group to convey that the Company believed that a discussion regarding the Company’s upcoming earnings announcement may impact the Radoff-Jumana Group’s views and that it would be willing to enter into a short-term non-disclosure agreement (the “Earnings NDA”) with Mr. Radoff that would expire after issuance of the earnings release and completion of the Company’s analyst call. Later that day, counsel to the Radoff-Jumana Group responded to counsel to the Company that the Radoff-Jumana Group was not willing to enter into the Earnings NDA at that time, but would make the Initial Candidates available for interviews with the Board.

•	On May 20, 2026, counsel to the Radoff-Jumana Group contacted counsel to the Company to convey that the Radoff-Jumana Group was willing to enter into the proposed Earnings NDA.
•	On May 21, 2026, Mr. Radoff and Jumana Capital entered into the Earnings NDA with the Company.
•	Also on May 21, 2026, counsel to the Company contacted counsel to the Radoff-Jumana Group to arrange for the Initial Candidates to be interviewed by certain members of the Board.
•	On May 24, 2026, the Company provided Messrs. Radoff and Hirsch with a draft of the Company’s upcoming earnings release pursuant to the Earnings NDA.
•	On May 26, 2026, Messrs. Radoff and Hirsch met virtually with CEO Vaughn and Mr. Becker to discuss the draft earnings release.
•

Over May 27 and May 28, 2026, each of the Initial Candidates participated in interviews with Ms. Barsh, Chair of the Nominating and Governance Committee, Mr. Sandfort and Ms. Meixelsperger, Chair of the Audit Committee, via videoconference.

•

On May 29, 2026, counsel to the Company contacted counsel to the Radoff-Jumana Group and indicated that the Board would not be nominating any of the Initial Candidates. Counsel to the Radoff-Jumana Group questioned if the interviews were conducted in good faith or were merely pretextual, as the interviews had only concluded the day before and it was unclear whether the Board had held a meeting since the conclusion of the interviews. Counsel to the Company seemingly expressed hope that the Radoff-Jumana Group would withdraw the Nomination Notice based on the earnings announcement earlier in the day.

•	On June 1, 2026, counsel to the Company contacted counsel to the Radoff-Jumana Group to confirm that the Board had convened a meeting and decided not to nominate any of the Initial Candidates.
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•	Also on June 1 and June 2, 2026, counsel to the Radoff-Jumana Group and counsel to the Company exchanged emails concerning the calculation of the Company’s average price of share repurchases. Through the course of these exchanges, it became clear that the Company limited its calculations to only the prior three years, yielding an artificially low average repurchase price compared to the $45.83 average repurchase price over the last ten fiscal years, during which period CEO Vaughn served as either CEO or CFO.
•	Also on June 1, 2026, Mr. Hirsch contacted CEO Vaughn to ask if she would like to have a meeting with Akbar Mohamed, the founder of Jumana Capital and a highly accomplished entrepreneur.
•	On June 2, 2026, CEO Vaughn replied to Mr. Hirsch that she would like to meet with Mr. Mohamed and scheduled the meeting.
•	On June 3, 2026, the Company filed its preliminary proxy statement with the SEC.
•	On June 4, 2026, Mr. Mohamed had a call with CEO Vaughn. During the call, the parties discussed the Company generally.
•	On June 5, 2026, Mr. Radoff sent the Company a demand pursuant to Tennessee law to inspect certain shareholder list materials and related information in connection with the Annual Meeting.
•	On June 8, 2026, Mr. Radoff delivered a letter to the Company withdrawing the nominations of Messrs. Herrick and Molwani for election to the Board at the Annual Meeting.
•	Also on June 8, 2026, Mr. Radoff, Jumana and the Initial Candidates entered into an Amendment to the Group Agreement to remove Messrs. Herrick and Molwani as parties to the Group Agreement and as members of any “group” with the Participants with respect to the Company.
•	Also on June 8, 2026, the Radoff-Jumana Group filed this preliminary proxy statement with the SEC.
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REASONS FOR THE SOLICITATION

Collectively, the Radoff-Jumana Group is a significant shareholder of Genesco, owning approximately 8.7% of the Company’s outstanding Common Stock. Based on our review of the Company’s performance, executive and director compensation, and corporate governance, we believe Genesco has the potential to create significant shareholder value by adding fresh, highly qualified, independent individuals to the boardroom – individuals who would not be beholden to Board Chair, President, Chief Executive Officer and Interim Chief Financial Officer Mimi Vaughn.

Given the Company’s underperformance, particularly during Ms. Vaughn’s tenure as CEO, we believe it is necessary for fresh perspectives and experienced shareholder representatives and designees to be added to the Board. That is why we nominated two independent director candidates who collectively possess the necessary financial, capital allocation and public company governance experience that we believe is urgently needed in the Company’s boardroom.

The Board Has Presided Over Long-Term Share Price Underperformance

We believe that Genesco’s Board has proven itself unwilling or unable to function with the level of care that shareholders deserve from public company directors. From our perspective, this lack of oversight stems from long-tenured directors in the boardroom who are beholden to or otherwise unable to hold CEO Vaughn – who herself has a long tenure at the Company – accountable and has led to the destruction of shareholder value. For instance, the two directors we are targeting, Thurgood Marshall, Jr. and Joanna Barsh, have served on Genesco’s Board for 14 years and 13 years, respectively. While CEO Vaughn has only served on the Board for 6 years, she first joined the Company in 2003, a nearly 23-year tenure. As shown below, outside of the past year, total shareholder returns (“TSR”) have been persistently negative during relevant time periods – including Ms. Vaughn’s tenure as CEO and since she was appointed CFO in February 2015. While the long-tenured incumbents we are targeting and CEO Vaughn may attempt to convince shareholders that the Company’s one-year TSR justifies their continued service as directors, we believe it is clearly an outlier and largely a result of the immense destruction of value that occurred prior thereto. Long-term shareholders have still suffered immensely.

Total Shareholder Returns
	1-Year	3-Year	5-Year	10-Year	Since Vaughn Became CEO	Since Vaughn Became CFO
Genesco	80.9%	-9.4%	-34.2%	-52.9%	-18.5%	-54.0%
Russell 2000 Index	45.7%	58.4%	28.8%	174.5%	80.2%	168.2%
Genesco Performance vs. Russell 2000 Index	35.2%	-67.8%	-63.0%	-227.4%	-98.7%	-222.2%

Source: FactSet. Calculated as of market close on April 14, 2026, the trading day immediately prior to the Radoff-Jumana Group’s public Schedule 13D filing with respect to the Company. Ms. Vaughn became CEO effective February 1, 2020. Ms. Vaughn became CFO effective February 1, 2015.

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Moreover, during Mr. Marshall’s and Ms. Barsh’s tenures, Genesco’s TSR is an abysmal -53.4% and -50.2%, respectively.1 We ask how the Board can justify their continued service on the Board given the immense destruction of value overseen during their tenures.

We Believe the Company has Been Run More as a Lifestyle Business Benefitting Management and the Board Rather than Delivering Value for Shareholders

We believe that the Company’s poor performance and the Board’s failure to create long-term value for Genesco’s shareholders is emblematic of a lifestyle business that benefits management and the Board with prestige and compensation rather than delivering value for shareholders. We believe this has led to a situation where the Board lacks sufficient alignment with shareholders. For example, over the past three years, only one director has purchased shares of Common Stock – Mr. Sandfort2 – while during the same period each non-executive director has collected over $200,000 in director compensation per year.3 We think having directors that persistently fail to invest their own money in the Company demonstrates a lack of conviction and confidence in Genesco and renders the Board woefully misaligned with shareholders. If elected, the Radoff-Jumana Nominees intend to purchase shares of Common Stock with their own personal capital, something Ms. Barsh has never done in her 13 years as a director of the Company, and Mr. Marshall last did way back in 2012.4

Further, while CEO Vaughn appears to currently beneficially own approximately 4.1% of the outstanding Common Stock,5 these shares were almost exclusively received in connection with her service in various roles with the Company.6 In fact, since CEO Vaughn first became subject to Section 16 reporting obligations at Genesco in October of 2003, it appears that she has only purchased a total of 20,000 shares of Common Stock in the open market over just two separate days – one in September 2017 and one in May 2023.7 Further, we believe CEO Vaughn has received extremely generous compensation from the Company despite delivering little to no value to shareholders during her tenure. Since her appointment as CEO in February 2020, CEO Vaughn has received over $29 million8 in aggregate compensation – over that same period the Company’s TSR was -18.5%. Moreover, CEO Vaughn has received approximately $41.7 million in aggregate compensation when calculated from when she was first included in the Company’s “Summary Compensation Table” in the Company’s proxy statement filed in 2013.9 We are concerned that CEO Vaughn continues to rake in a significant paycheck from the Company without being held accountable to actually provide results to shareholders.

Inherent Conflicts Have Permitted Poor Corporate Governance

Under the leadership of CEO Vaughn, the Board has, in our view, retained anti-shareholder policies and failed to meaningfully take into account shareholder input. Under CEO Vaughn’s leadership, we are concerned that the Company has failed to fully consider all transactions that could unlock shareholder value. During our interactions with the Board and management, we offered several suggestions to improve shareholder value – including refreshing the Board, separating the Chair and CEO roles, increasing share repurchases, exploring a sale-leaseback and evaluating divestitures of certain businesses. To us, the Board did not appear to meaningfully consider any of our suggestions.

1 Source: FactSet. Calculated as of market close on April 14, 2026, the trading day immediately prior to the Radoff-Jumana Group’s public Schedule 13D filing with respect to the Company.

2 Form 4 filings made by Mr. Sandfort.

3 Company’s proxy statements from 2024-2026.

4 Form 4 filings made by Ms. Barsh and Mr. Marshall.

5 Company’s 2026 proxy statement.

6 Form 3 and Form 4 filings made by Ms. Vaughn.

7 Form 4 filings made by Ms. Vaughn.

8 Company’s proxy statements from 2020-2026.

9 Company’s proxy statements from 2013-2026.

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We believe this disregard for shareholder input has been allowed to persist given the inherent conflict of interest of CEO Vaughn serving as both Chair and CEO. We strongly believe that separation of the Chair and CEO roles is in accordance with best corporate governance practices. Indeed, the Board’s primary job is to supervise and evaluate the CEO – this role necessarily becomes more difficult, if not impossible, to faithfully and adequately fulfill when the CEO also leads the boardroom.

It has become clear to us that the current directors are more concerned about maintaining CEO Vaughn’s and their positions under the status quo, than actively engaging with or providing value to shareholders.

The Path Forward

While the current directors may claim that they are committed to Board refreshment and are “proactively” aligning themselves with shareholder interests – the facts prove otherwise. Even though the Company, in its proxy materials, touts that it has added six new directors since 2019 (five of which are independent), it fails to highlight that it only did so in apparent response to shareholder activist pressure. Genesco has now been the recipient of an activist challenge three times since 2018.10 While this pressure has resulted in some piecemeal refreshment, this has ultimately failed to translate to improved shareholder value.

In light of the issues we have summarized above and our unsuccessful attempts to engage constructively with the Board to enact what we view as much-needed change, we have nominated two independent, highly qualified director candidates to Genesco’s Board.

The upcoming Annual Meeting will give shareholders the opportunity to hold a referendum on Ms. Vaughn’s tenure as CEO and hold the incumbent Board accountable for its failure to adequately oversee management. Shareholders will be able to elect two new, independent and qualified directors – Westervelt T. Ballard, Jr. and Paula J. Poskon – who we believe will bring the necessary fresh perspectives, financial experience and independent viewpoints that we believe is required to rebuild value and investor faith at Genesco.

While we acknowledge that, as a minority of the Board if elected, there is no guarantee that the Radoff-Jumana Nominees will be able to execute measures that they believe are necessary to maximize shareholder value, we strongly believe that shareholders cannot afford to allow the status quo to persist. With the election of the Radoff-Jumana Nominees, shareholders can hold CEO Vaughn and the incumbent directors accountable for years of value destruction and send a clear mandate for change.

10 Legion Partners Asset Management, LLC also initiated campaigns at Genesco in 2018 and 2021 that resulted in boardroom and other changes at the Company.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board is currently composed of nine (9) directors, each with a term expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two (2) Radoff-Jumana Nominees, Westervelt (Westy) T. Ballard, Jr. and Paula J. Poskon, for terms ending at the 2027 annual meeting of shareholders (the “2027 Annual Meeting”). Your vote to elect the Radoff-Jumana Nominees will have the legal effect of replacing two (2) incumbent directors of the Company with the Radoff-Jumana Nominees. If elected, the Radoff-Jumana Nominees will constitute a minority of the Board and there can be no guarantee that the Radoff-Jumana Nominees will be able to implement the actions that they believe are necessary to unlock shareholder value. However, we believe the election of the Radoff-Jumana Nominees is an important step in the right direction for enhancing value at the Company.

This Proxy Statement is soliciting proxies to elect not only our two (2) Radoff-Jumana Nominees, but also the seven (7) Unopposed Company Nominees. We have provided the required notice to the Company pursuant to Rule 14a-19(b) under the Exchange Act, and we intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. There is no assurance that any of the Company’s nominees will serve as a director if any of the Radoff-Jumana Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

THE RADOFF-JUMANA NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of each of the Radoff-Jumana Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Radoff-Jumana Nominees should serve as directors of the Company are set forth above in the section entitled “REASONS FOR THE SOLICITATION” and below. This information has been furnished to us by the Radoff-Jumana Nominees. All of the Radoff-Jumana Nominees are citizens of the United States of America.

Westervelt (Westy) T. Ballard, Jr., age 54, currently serves as the Principal of Vallamar LLC, a principal investment platform across public and private businesses, since December 2025. Previously, Mr. Ballard served as President, CEO and a member of the board of directors of Stabilis Solutions, Inc. (NASDAQ: SLNG), an energy transition company providing turnkey, small-scale liquefied natural gas production, distribution, and fueling services, from August 2021 to January 2025. Prior to that, Mr. Ballard served in various roles of increasing seniority during his 14-year tenure at Superior Energy Services, Inc. (“Superior Energy Services”) (formerly NYSE: SPN), a diversified provider of rental equipment, manufactured products, and engineered and specialized services to the global energy industry, including as Executive Vice President, Chief Financial Officer and Treasurer of Superior Energy Services, Inc., from 2018 to March 2021, as Operations Executive Vice President of International Services, where he was responsible for strategic and commercial direction, capital allocation, operations, safety, and financial and administrative functions for a diversified portfolio of business lines, from 2012 to 2018, and VP of Corporate Development, M&A, where he was responsible for sourcing, evaluating and executing acquisitions and strategic investments globally, from 2007 to 2012. Mr. Ballard previously served in the United States Marine Corps as an Infantry Officer and attained the rank of Company Commander (Captain). Mr. Ballard earned a Bachelor’s degree from the University of Georgia.

We believe that Mr. Ballard’s extensive leadership experience in global operations, capital allocation, and strategic development, together with his financial expertise and public company executive and board service experience, would make him a valuable addition to the Board.

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Paula J. Poskon, age 61, is the Founder and President of STOV Advisory Services LLC (“STOV”), a provider of professional consulting and advisory services to company executives and institutional investors in the areas of real estate, capital markets, investor relations, and diversity and inclusion, since 2016. Ms. Poskon previously served as Senior Vice President/Senior Real Estate Research Analyst at D.A. Davidson & Co., Inc., an employee-owned full-service investment firm, from 2014 to 2015. Prior to that, Ms. Poskon was a Director and Senior Equity Research Analyst in Real Estate at Robert W. Baird & Co., Inc., an employee-owned wealth management, capital markets, asset management and private equity firm, from 2005 to 2014. Earlier in her career, Ms. Poskon was an Equity Research Associate, Asset Management Associate and Investment Banking Associate at Lehman Brothers, a global financial services firm, from 2000 to 2005. Ms. Poskon has served on the board of directors of Cedar Realty Trust, Inc. (NYSE: CDRpB and CDRpC), a wholly owned subsidiary of Wheeler Real Estate Investment Trust, Inc. (NASDAQ: WHLR) (“Wheeler”), since August 2022. Ms. Poskon previously served on the board of directors of Wheeler from December 2019 to June 2022. Ms. Poskon also previously served on the boards of trustees of Nam Tai Property, Inc. (OTCMKTS: NTPIF), a holding company, which engages in the business of real estate development and operation, from November 2021 to June 2022, and Power REIT (NYSE: PW), a real estate investment trust that owns real estate related to controlled environment agriculture (greenhouses), renewable energy and transportation, from July 2020 to March 2022. Ms. Poskon received a M.B.A. in Finance with a concentration in Strategic Management and a B.S. in Economics with a concentration in Accounting from The Wharton School at the University of Pennsylvania.

We believe that Ms. Poskon’s nearly 25 years of capital markets experience in equity research and investment banking, together with her corporate governance and public company board experience, make her well-qualified to serve as a director on the Board.

The principal business address of Mr. Ballard is 2027 Quenby Street, Houston, Texas 77005. The principal business address of Ms. Poskon is 12372 Lima Lane, Reston, Virginia 20191.

As of the date hereof, none of the Radoff-Jumana Nominees beneficially own any securities of the Company nor have they entered into any transactions in the securities of the Company during the past two years.

Each of the Radoff-Jumana Nominees may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 966,479 shares of Common Stock beneficially owned in the aggregate by all of the Participants. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I. Each Participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own.

Mr. Radoff, Jumana and the Radoff-Jumana Nominees entered into an amended and restated group agreement on April 24, 2026, as amended on June 8, 2026 (the “Group Agreement”) in connection with the Annual Meeting pursuant to which, among other things, (i) that certain group agreement, dated April 15, 2026, between Mr. Radoff and Jumana was superseded in its entirety, (ii) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Company to the extent required by applicable law, (iii) the parties agreed to solicit proxies for the election of certain persons nominated for election to the Board at the Annual Meeting (including those nominated by or on behalf of Mr. Radoff or Jumana), (iv) the parties agreed not to (a) buy, or increase any beneficial ownership over, any securities of the Company if, as a result of such action, the group would beneficially own more than 9.99% of the Company's outstanding shares of Common Stock or (b) sell, or dispose of any beneficial ownership over, any securities of the Company prior to the Annual Meeting, without the prior written consent of Mr. Radoff and Jumana; and further, each of the Radoff-Jumana Nominees agreed not to undertake or effect any purchase, sale, acquisition or disposition of any securities of the Company without the prior written consent of Mr. Radoff and Jumana, and (v) Mr. Radoff and Jumana agreed to jointly pay all expenses and costs (including all legal fees) incurred in connection with the group’s activities, with each such party paying 50% of the expenses.

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Each of the Radoff-Jumana Nominees has granted Mr. Radoff a power of attorney to execute certain SEC filings and other documents in connection with the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions.

The Radoff-Jumana Group believes that each Radoff-Jumana Nominee presently is, and if elected as a director of the Company, each of the Radoff-Jumana Nominees would qualify as, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, the Radoff-Jumana Group acknowledges that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, the Radoff-Jumana Group acknowledges that if any Radoff-Jumana Nominee is elected, the determination of such Radoff-Jumana Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Radoff-Jumana Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Mr. Ballard previously served in several roles, including as Executive Vice President, Chief Financial Officer and Treasurer, at Superior Energy Services (formerly NYSE: SPN) and he resigned from such roles in March 2021. Superior Energy Services filed for Chapter 11 bankruptcy in December 2020 and emerged from bankruptcy in February 2021 following a financial restructuring.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Radoff-Jumana Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Radoff-Jumana Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Radoff-Jumana Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Radoff-Jumana Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Radoff-Jumana Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Radoff-Jumana Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Radoff-Jumana Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Radoff-Jumana Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Radoff-Jumana Nominee or any of his or her associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Radoff-Jumana Nominee or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Radoff-Jumana Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Radoff-Jumana Nominee holds any positions or offices with the Company; (xiii) no Radoff-Jumana Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Radoff-Jumana Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Radoff-Jumana Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Radoff-Jumana Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Radoff-Jumana Nominee or any of such Radoff-Jumana Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Radoff-Jumana Nominee been a director of the Company, and (c) none of the Radoff-Jumana Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

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Other than as stated herein, there are no arrangements or understandings between or among the Radoff-Jumana Group, the Radoff-Jumana Nominees, or any other person or persons pursuant to which the nomination of the Radoff-Jumana Nominees described herein is to be made, other than the consent by each of the Radoff-Jumana Nominees to be named as a nominee of Mr. Radoff in any proxy statement and form of proxy relating to the Annual Meeting and to serving as a director of the Company if elected. None of the Radoff-Jumana Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We do not expect that any of the Radoff-Jumana Nominees will be unable to stand for election, but, in the event any Radoff-Jumana Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws or applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Radoff-Jumana Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent that is not prohibited under Genesco’s organizational documents and applicable law, if the Company increases the size of the Board above its existing size.

The Radoff-Jumana Group and Genesco will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the Radoff-Jumana Nominees has consented to being named as a nominee of Mr. Radoff in any proxy statement and form of proxy relating to the Annual Meeting and to serving as a director of the Company if elected. Shareholders will have the ability to vote for up to nine (9) nominees on the Radoff-Jumana Group’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the Radoff-Jumana Nominees may do so on the Radoff-Jumana Group’s enclosed GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. The Radoff-Jumana Group urges shareholders to vote using our GOLD universal proxy card “FOR” all of the Radoff-Jumana Nominees and “FOR” the Unopposed Company Nominees.

Shareholders are permitted to vote for fewer than nine (9) nominees or for any combination (up to nine (9) total) of the Radoff-Jumana Nominees and the Company’s nominees on the GOLD universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we recommend that shareholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as directors, to help achieve a Board composition that we believe is in the best interest of all shareholders. Certain information about the Unopposed Company Nominees is set forth in the Company’s proxy statement. The Radoff-Jumana Group is not responsible for the accuracy of any information provided by or relating to Genesco or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Genesco or any other statements that Genesco or its representatives have made or may otherwise make.

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IF YOU MARK FEWER THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) RADOFF-JUMANA NOMINEES AND THE SEVEN (7) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE RADOFF-JUMANA NOMINEES ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD.

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PROPOSAL 2

ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the U.S. Congress has enacted requirements commonly referred to as the “Say on Pay” rules. As required by Section 14A of the Exchange Act, the Company seeks shareholders’ non-binding, advisory vote to approve the compensation of the named executive officers as disclosed in the “Compensation Discussion and Analysis” section, the accompanying tables and related narrative discussion contained in the Company’s proxy statement.

According to the Company’s proxy statement, the 2026 “Say on Pay” proposal gives you as a shareholder another opportunity to endorse or not endorse the compensation the Company paid to the named executive officers through the following resolution:

“RESOLVED: That the shareholders of Genesco Inc. approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” section and related compensation tables, notes and narrative in the proxy statement for the Company’s 2026 Annual Meeting of Shareholders.”

As disclosed in the Company’s proxy statement, because your vote is advisory, it will not be binding on the Board or the Company. However, the Company’s proxy statement provides that the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation for named executive officers. The current frequency of the non-binding, advisory vote to approve the compensation of all named executive officers is annual.

Due to the Company’s significant underperformance and inability to deliver shareholder value under CEO Vaughn’s leadership, as more fully explained in the “Reasons for the Solicitation” section above, we do not believe that pay and performance are adequately aligned. Accordingly, we intend to vote AGAINST this proposal and recommend that our fellow stockholders do the same.

According to the Company’s proxy statement, the executive compensation of the Company’s named executive officers will be deemed approved if it receives a majority of the votes cast in favor of this proposal. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of this proposal.

WE RECOMMEND THAT STOCKHOLDERS VOTE “AGAINST” THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL 3

A PROPOSAL TO APPROVE THE GENESCO INC.

FOURTH AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

As discussed in further detail in the Company’s proxy statement, in May 2026, the Board adopted, subject to shareholder approval, the Genesco Inc. Fourth Amended and Restated 2020 Equity Incentive Plan, which is an amendment and restatement of the Third Amended and Restated 2020 Equity Incentive Plan (as proposed to be amended and restated and referred to in this proxy statement, the “Amended Plan,” and as currently in effect, the “Plan”). If approved by shareholders, the Amended Plan will be effective as of [●], 2026 (the “Effective Date”).

According to the Company’s proxy statement, approval of the Amended Plan will increase by 1,200,000 shares the total number of shares available for issuance as of the Effective Date to 1,623,147 shares (which includes the 1,200,000 additional shares and the 423,147 shares available for grant as of April 30, 2026, under the Plan), less any shares granted under the Plan after April 30, 2026 and prior to the Effective Date, deducted at the fungible ratio as described in the Company’s proxy statement. In connection with the Amended Plan, no substantive changes have been made to the Plan with the exception of (i) replenishing the share reserve, (ii) revising the ratio at which full-value awards are debited from the share reserve, and (iii) clarifying that performance awards may be settled in cash, shares, or any combination thereof, as determined by the compensation committee in its sole discretion. For a further description of the material terms of the Amended Plan, see the “Summary of Material Features of the Amended Plan” section of the Company’s proxy statement. A copy of the Amended Plan is also attached as Appendix A to the Company’s proxy statement.

According to the Company’s proxy statement, as of April 30, 2026, there were 423,147 shares of Common Stock available for issuance under the Plan. Annual PSU grants for Fiscal 2027 had not yet been made as of April 30, 2026 and will need to come out of the Plan’s (or the Amended Plan’s, as applicable) share reserve. According to the Company’s proxy statement, if the Amended Plan is not approved by shareholders, the Plan will remain in effect.

According to the Company’s proxy statement, the adoption of the Amended Plan will be deemed approved if it receives a majority of the votes cast in favor of this proposal. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE APPROVAL OF THE ADOPTION OF THE FOURTH AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN AND INTEND TO VOTE OUR SHARES [“FOR/AGAINST”] THIS PROPOSAL.

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PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the audit committee of the Board is responsible for the appointment, compensation and oversight of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements and its process of internal control over financial reporting. The audit committee conducts an annual evaluation of the independent registered public accounting firm’s qualifications, performance and independence. According to the Company’s proxy statement, on April 29, 2026, the audit committee approved the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027.

As disclosed in the Company’s proxy statement, the audit committee and the Board believe that the retention of Deloitte to serve as the Company’s independent registered public accounting firm is in the best interest of the Company and its shareholders, and are submitting the appointment for shareholder ratification at the Annual Meeting. According to the Company’s proxy statement, if shareholders do not ratify the firm’s appointment, the audit committee will reconsider the appointment. Even if the appointment is ratified, the audit committee may in its discretion choose a different independent registered public accounting firm at any time during the fiscal year if it determines that such an action would be in the best interest of the Company and its shareholders.

According to the Company’s proxy statement, the proposal to ratify the selection of Deloitte as the Company’s independent registered public accounting firm will be approved if it receives a majority of the votes cast in favor of this proposal. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE SELECTION OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, the Radoff-Jumana Group believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed GOLD universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Radoff-Jumana Nominees and the Unopposed Company Nominees, AGAINST the approval of the advisory vote on the compensation of the Company’s named executive officers, [FOR/AGAINST] the proposal to approve the Amended Plan and FOR the ratification of Deloitte as the Company’s independent registered public accounting firm for the Company’s current fiscal year.

The Company has disclosed that nine (9) candidates will be elected to the Board at the Annual Meeting. We are soliciting proxies to elect not only the two (2) Radoff-Jumana Nominees, but also the seven (7) Unopposed Company Nominees. The Radoff-Jumana Group and Genesco will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to nine (9) nominees on the Radoff-Jumana Group’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the Radoff-Jumana Nominees may do so on the Radoff-Jumana Group’s GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Shareholders are permitted to vote for fewer than nine (9) nominees or for any combination (up to nine (9) total) of the Radoff-Jumana Nominees and the Company’s nominees on the GOLD universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we recommend that shareholders vote in favor of only the Unopposed Company Nominees – who we believe are sufficiently qualified to serve as directors – to help achieve a Board composition that we believe is in the best interest of all shareholders. We recommend that shareholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or more of the Radoff-Jumana Nominees to be elected to the Board.

We believe that voting on the GOLD universal proxy card provides the best opportunity for shareholders to elect all of the Radoff-Jumana Nominees and achieve the best Board composition overall. The Radoff-Jumana Group therefore urges shareholders to use our GOLD universal proxy card to vote “FOR” the two (2) Radoff-Jumana Nominees and “FOR” the seven (7) Unopposed Company Nominees.

While we currently intend to vote all of the Radoff-Jumana Group Shares in favor of the election of each of the Radoff-Jumana Nominees and the Unopposed Company Nominees, we reserve the right to vote some or all of the Radoff-Jumana Group Shares as we see fit, in order to achieve a Board composition that we believe is in the best interest of all shareholders. We would only intend to vote some or all of the Radoff-Jumana Group Shares in a different manner than what we are otherwise recommending in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Radoff-Jumana Nominees would be elected at the Annual Meeting and that by voting the Radoff-Jumana Group Shares in a different manner we could help achieve a Board composition that we believe is in the best interest of all shareholders. Shareholders should understand that all shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted at the Annual Meeting as marked.

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IF YOU MARK FEWER THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE RADOFF-JUMANA NOMINEES AND THE UNOPPOSED COMPANY NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will be a completely virtual meeting of shareholders, which will be held online via a live webcast at [____], where you will be able to vote electronically and submit questions during the Annual Meeting. No physical meeting will be held. In order to attend the Annual Meeting, you must pre-register at [●] by [●] a.m. Central Time on [●], 2026. To pre-register for the meeting, please follow these instructions:

Registered Shareholders

According to the Company’s proxy statement, shareholders of record as of [●], 2026 may register to participate in the Annual Meeting by visiting the website [●]. Please have your GOLD proxy card containing your control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Requests to register to participate in the Annual Meeting must be received no later than [●] a.m. Central Time on [●], 2026.

According to the Company’s proxy statement, if you do not have your GOLD proxy card, you may still register to attend the Annual Meeting by accessing [●], but you will need to provide proof of ownership of shares of Common Stock as of [●], 2026 during the registration process. Such proof of ownership may include your proxy card or a statement showing your ownership as of [●], 2026.

Beneficial Shareholders

According to the Company’s proxy statement, shareholders whose shares are held through a broker, bank or other nominee as of [●], 2026 may register to participate in the Annual Meeting by visiting the website [●]. Please have your GOLD voting instruction form containing your control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Requests to register to participate in the Annual Meeting must be received no later than [●] a.m. Central Time on [●], 2026.

Attending the Virtual Meeting

According to the Company’s proxy statement, after you register, [●] will send you a reminder email prior to the Annual Meeting with a link and instructions for entering the Annual Meeting. The reminder email will contain contact information for technical support or any other questions on how to participate in the Annual Meeting.

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Although the Annual Meeting webcast will begin at [●] a.m. Central Time on [●], 2026, we encourage you to access the Annual Meeting site prior to the start time to allow ample time to log into the Annual Meeting webcast and test your computer system. Participants should ensure that they have a reliable Internet connection wherever they intend to participate in the Annual Meeting. The Company has disclosed that the Annual Meeting site will first be accessible to registered shareholders beginning at [●] a.m. Central Time on the day of the Annual Meeting. Please be sure to check in by [●] a.m. Central Time on [●], 2026, the day of the Annual Meeting to address any technical difficulties before the Annual Meeting live webcast begins.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed GOLD universal proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the GOLD universal proxy card.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence, in person (online) or represented by proxy, of the holders of a majority of the shares of outstanding Common Stock on the Record Date will constitute a quorum at the Annual Meeting.

Abstentions will be counted for quorum purposes but not as votes cast FOR or AGAINST a matter. Accordingly, for all proposals, abstentions will not have any legal effect on whether a proposal is approved.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a shareholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the shareholder meeting. Under the rules governing brokers’ discretionary authority, if a shareholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such shareholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 4 (ratification of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

VOTES REQUIRED FOR APPROVAL

Election of Directors – According to the Company’s proxy statement, as a result of our nomination of the Radoff-Jumana Nominees, the election of directors to the Board at the Annual Meeting is a “contested election” as defined under the Bylaws and directors shall be elected by a plurality of the votes cast. Accordingly, the nine (9) director nominees receiving the highest number of FOR votes will be elected as directors. Neither abstentions nor broker non-votes will have any legal effect on the outcome of the election of directors.

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Advisory Vote on Compensation of the Company’s Named Executive Officers – According to the Company’s proxy statement, the executive compensation of the Company’s named executive officers will be deemed approved if it receives a majority of the votes cast in favor of this proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Approval of the Company’s Fourth Amended and Restated 2020 Equity Incentive Plan – According to the Company’s proxy statement, the proposal to approve the Company’s Amended Plan will be approved if it receives a majority of the votes cast in favor of this proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, the proposal to ratify the selection of Deloitte as the Company’s independent registered public accounting firm will be approved if it receives a majority of the votes cast in favor of this proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Under applicable Tennessee law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your GOLD universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Radoff-Jumana Group’s recommendations specified therein and in accordance with the discretion of the persons named on the GOLD universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a written revocation or a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Radoff-Jumana Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Secretary of the Company at the Company’s principal executive offices located at 535 Marriott Drive, Nashville, Tennessee 37214, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Radoff-Jumana Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Radoff-Jumana Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE RADOFF-JUMANA NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD UNIVERSAL PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Radoff-Jumana Group. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

The Radoff-Jumana Group has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[●], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. The Radoff-Jumana Group will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Radoff-Jumana Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The Radoff-Jumana Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, directors, officers, members and certain other employees of the members of the Radoff-Jumana Group may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Radoff-Jumana Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees. It is anticipated that Saratoga will employ approximately [●] persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Radoff-Jumana Group. Costs of this solicitation of proxies are currently estimated to be approximately $[●] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The Radoff-Jumana Group estimates that through the date hereof its expenses in connection with this solicitation are approximately $[●]. To the extent legally permissible, if the Radoff-Jumana Group is successful in its proxy solicitation, the Radoff-Jumana Group intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. The Radoff-Jumana Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in this solicitation are Mr. Radoff, Jumana Capital, Mr. Martin and the Radoff-Jumana Nominees.

The principal business address of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. The principal business address of each of Jumana Capital and Mr. Martin is 1717 St. James Place, Suite 335, Houston, Texas 77056.

The principal occupation of Mr. Radoff is serving as a private investor. The principal business of Jumana Capital is investing in securities. The principal occupation of Mr. Martin is serving as the Manager of Jumana Capital.

Jumana Capital is a Texas limited liability company. Each of Messrs. Radoff and Martin is a citizen of the United States of America.

As of the date hereof, Mr. Radoff directly beneficially owns 460,000 shares of Common Stock.

As of the date hereof, Jumana Capital directly beneficially owns 506,479 shares of Common Stock. As the Manager of Jumana Capital, Mr. Martin may be deemed to beneficially own the 506,479 shares of Common Stock beneficially owned by Jumana Capital.

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Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 966,479 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto. The shares of Common Stock purchased by Jumana Capital were purchased with working capital. The shares of Common Stock purchased by Mr. Radoff were purchased with personal funds. The shares of Common Stock held by Mr. Radoff and Jumana Capital are held in the ordinary course of business with other investment securities held by such persons in co-mingled margin accounts with a prime broker, which prime broker may, from time to time, extend margin credit to such persons subject to applicable federal margin regulations, stock exchange rules and credit policies. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock owned by such persons.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS AND ADDITIONAL INFORMATION

The Radoff-Jumana Group is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Radoff-Jumana Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD universal proxy card will vote on such matters in their discretion.

29

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of the Radoff-Jumana Group.

This Proxy Statement is dated [●], 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, proposals of shareholders intended for inclusion in the Company’s proxy materials for the 2027 Annual Meeting under Exchange Act Rule 14a-8 must be received at the Company’s offices at 535 Marriott Drive, Nashville, Tennessee 37214, attention of the Corporate Secretary, no later than [●], 2027. In order to be eligible for inclusion in the proxy materials for such meeting, any such proposal must (i) meet the informational and other requirements set forth in the SEC’s rules and regulations and (ii) be submitted by eligible shareholders.

According to the Company’s proxy statement, the Company’s Bylaws contain an advance notice provision requiring that, if a shareholder’s nomination or proposal is to be brought before, and considered at, the 2027 Annual Meeting, such shareholder must provide timely written notice thereof to the Secretary of the Company. In the case of an annual meeting to be held on the fourth Thursday in the month of June or within thirty days thereafter, in order to be timely, the notice must be delivered to or mailed to the Corporate Secretary of the Company and received at the principal executive offices of the Company not less than sixty days nor more than ninety days prior to the fourth Thursday in the month of June, i.e., no earlier than March 26, 2027 nor later than April 25, 2027 (or, if less than seventy days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made). In the event the annual meeting is being held on a date other than the fourth Thursday in the month of June, or within thirty days thereafter, or in the case of any special meeting of shareholders, the notice must be sent within ten days after the earlier of (i) the date on which notice of the meeting is first mailed to shareholders or (ii) the date on which public disclosure is first made of the date of such shareholders’ meeting, whichever occurs first. The written notice must include the information required by the Bylaws. The Company reserves the right to disregard any shareholder nomination of a candidate for election to the Board or shareholder proposal of other business that does not comply with the requirements of the Bylaws or any applicable laws or regulations.

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In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than [●], 2027.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2027 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Radoff-Jumana Group that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the Radoff-Jumana Nominees by marking, signing, dating and mailing the enclosed GOLD universal proxy card promptly.

Bradley L. Radoff and Jumana Capital Investments LLC

[●], 2026

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

BRADLEY L. RADOFF

Purchase of Common Stock	90,000	03/16/2026
Purchase of Common Stock	14,789	03/17/2026
Purchase of Common Stock	2,500	03/18/2026
Purchase of Common Stock	20,000	03/19/2026
Purchase of Common Stock	25,000	03/23/2026
Purchase of Common Stock	40,000	03/24/2026
Purchase of Common Stock	40,000	03/25/2026
Purchase of Common Stock	17,711	03/26/2026
Purchase of Common Stock	4,000	03/27/2026
Purchase of Common Stock	10,000	03/30/2026
Purchase of Common Stock	26,000	03/31/2026
Purchase of Common Stock	5,000	03/31/2026
Purchase of Common Stock	5,000	03/31/2026
Purchase of Common Stock	10,000	04/01/2026
Purchase of Common Stock	2,500	04/01/2026
Purchase of Common Stock	2,500	04/01/2026
Purchase of Common Stock	10,000	04/02/2026
Purchase of Common Stock	5,000	04/02/2026
Purchase of Common Stock	20,000	04/06/2026
Purchase of Common Stock	7,500	04/06/2026
Purchase of Common Stock	17,500	04/07/2026
Purchase of Common Stock	15,000	04/09/2026
Purchase of Common Stock	8,047	04/10/2026
Purchase of Common Stock	53	04/13/2026
Purchase of Common Stock	1,900	04/14/2026
Purchase of Common Stock	10,000	04/15/2026
Purchase of Common Stock	10,000	04/16/2026
Purchase of Common Stock	10,000	05/04/2026
Purchase of Common Stock	10,000	05/07/2026
Purchase of Common Stock	10,000	05/11/2026
Purchase of Common Stock	2,500	05/12/2026
Purchase of Common Stock	2,500	05/12/2026
Purchase of Common Stock	2,500	05/12/2026
Purchase of Common Stock	2,500	05/13/2026

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JUMANA CAPITAL INVESTMENTS LLC

Purchase of Common Stock	4,590	03/24/2026
Purchase of Common Stock	2,502	03/24/2026
Purchase of Common Stock	343	03/25/2026
Purchase of Common Stock	313	03/25/2026
Purchase of Common Stock	285	03/25/2026
Purchase of Common Stock	1	03/25/2026
Purchase of Common Stock	960	03/25/2026
Purchase of Common Stock	358	03/25/2026
Purchase of Common Stock	240	03/25/2026
Purchase of Common Stock	2,500	03/25/2026
Purchase of Common Stock	7,092	03/25/2026
Purchase of Common Stock	2,500	03/26/2026
Purchase of Common Stock	5,000	03/27/2026
Purchase of Common Stock	371	03/27/2026
Purchase of Common Stock	5,000	03/30/2026
Purchase of Common Stock	2,500	03/31/2026
Purchase of Common Stock	5,000	03/31/2026
Purchase of Common Stock	1,704	04/01/2026
Purchase of Common Stock	2,500	04/01/2026
Purchase of Common Stock	5,000	04/01/2026
Purchase of Common Stock	5,000	04/02/2026
Purchase of Common Stock	15,000	04/06/2026
Purchase of Common Stock	928	04/06/2026
Purchase of Common Stock	7,500	04/06/2026
Purchase of Common Stock	1,600	04/06/2026
Purchase of Common Stock	1,394	04/06/2026
Purchase of Common Stock	1,200	04/06/2026
Purchase of Common Stock	7,500	04/06/2026
Purchase of Common Stock	7,500	04/06/2026
Purchase of Common Stock	542	04/06/2026
Purchase of Common Stock	7,500	04/06/2026
Purchase of Common Stock	985	04/06/2026
Purchase of Common Stock	300	04/06/2026
Purchase of Common Stock	551	04/07/2026
Purchase of Common Stock	10,000	04/07/2026
Purchase of Common Stock	20,000	04/07/2026
Purchase of Common Stock	20,000	04/07/2026
Purchase of Common Stock	2,083	04/07/2026
Purchase of Common Stock	1,170	04/07/2026
Purchase of Common Stock	7,203	04/07/2026
Purchase of Common Stock	2,500	04/07/2026
Purchase of Common Stock	2,500	04/07/2026
Purchase of Common Stock	10,000	04/07/2026
Purchase of Common Stock	785	04/07/2026
Purchase of Common Stock	5,000	04/07/2026
Purchase of Common Stock	30,000	04/08/2026
Purchase of Common Stock	28,690	04/08/2026
Purchase of Common Stock	1,310	04/08/2026
Purchase of Common Stock	10	04/08/2026
Purchase of Common Stock	3,781	04/08/2026
Purchase of Common Stock	70	04/08/2026
Purchase of Common Stock	15,000	04/08/2026
Purchase of Common Stock	15,000	04/08/2026
Purchase of Common Stock	15,000	04/08/2026
Purchase of Common Stock	15,000	04/08/2026
Purchase of Common Stock	15,000	04/08/2026
Purchase of Common Stock	14,896	04/08/2026
Purchase of Common Stock	1,560	04/08/2026
Purchase of Common Stock	670	04/08/2026
Purchase of Common Stock	15,000	04/08/2026
Purchase of Common Stock	15,000	04/08/2026
Purchase of Common Stock	15,000	04/08/2026
Purchase of Common Stock	15,000	04/08/2026
Purchase of Common Stock	13	04/09/2026
Purchase of Common Stock	1,500	04/09/2026
Purchase of Common Stock	10,000	04/09/2026
Purchase of Common Stock	1,800	04/09/2026
Purchase of Common Stock	13,200	04/10/2026
Purchase of Common Stock	25,000	04/16/2026
Purchase of Common Stock	9,457	05/04/2026
Purchase of Common Stock	100	05/04/2026
Purchase of Common Stock	200	05/04/2026
Purchase of Common Stock	143	05/04/2026
Purchase of Common Stock	100	05/04/2026
Purchase of Common Stock	5,000	05/11/2026
Purchase of Common Stock	4,787	05/11/2026
Purchase of Common Stock	213	05/11/2026
Purchase of Common Stock	5,000	05/11/2026
Purchase of Common Stock	5,000	05/11/2026
Purchase of Common Stock	5,000	05/11/2026
Purchase of Common Stock	5,000	05/11/2026
Purchase of Common Stock	5,000	05/11/2026
Purchase of Common Stock	1,479	05/12/2026
Purchase of Common Stock	5,000	05/12/2026

33

SCHEDULE II

The following table is reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on June 3, 2026.

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND

PRINCIPAL SHAREHOLDERS

Principal Shareholders

The following table sets forth the ownership, as known to the Company as of May 18, 2026 according to the most recent filings of Schedules 13G and 13D and amendments thereto, as applicable, by the beneficial owners which own beneficially more than 5% of the Company’s common stock. Percentages are calculated based on 11,103,175 outstanding shares as of May 18, 2026. None of such persons owns any equity securities of the Company other than common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Pzena Investment Management, LLC (1) 320 Park Avenue, 8th Floor New York, New York 10022	1,100,898	9.9%
Bradley L. Radoff, Jumana Capital Investments and Christopher R. Martin (2) Bradley L. Radoff 2727 Kirby Drive, Unit 29L Houston, Texas 77098 Jumana Capital Investments and Christopher R. Martin 1717 St. James Place, Suite 335 Houston, Texas 77056	875,000	7.9%
BlackRock, Inc. (3) 50 Hudson Yards New York, New York 10001	858,377	7.7%
Dimensional Fund Advisors LP (4) Building One, 6300 Bee Cave Road Austin, Texas 78746	715,076	6.4%

(1) Based upon a Schedule 13G/A filed May 5, 2026, showing sole voting power with respect to 778,551 shares and sole dispositive power with respect to 1,100,898 shares.

(2) Based upon a Schedule 13D/A filed April 27, 2026, by Bradley L. Radoff, Jumana Capital Investments LLC (“Jumana Capital”), and Christopher R. Martin, as a group. Mr. Radoff directly beneficially owns 420,000 shares, with sole voting power with respect to 420,000 shares and sole dispositive power with respect to 420,000 shares. Jumana Capital directly beneficially owns 455,000 shares, with shared voting power with respect to 455,000 shares and shared dispositive power with respect to 455,000 shares. Mr. Martin, as the Manager of Jumana Capital, may be deemed the beneficial owner of the 455,000 shares owned by Jumana Capital and maintains shared voting power with respect to 455,000 shares and shared dispositive power with respect to 455,000 shares. Each of Mr. Radoff, Jumana Capital and Mr. Martin may be deemed to be a member of a "group" for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and such group may be deemed to beneficially own 875,000 shares in the aggregate. Each member of the group disclaims beneficial ownership of shares not directly owned.

34

(3) Based upon a Schedule 13G/A filed April 17, 2025, showing sole voting power with respect to 845,442 shares and sole dispositive power with respect to 858,377 shares.

(4) Based upon a Schedule 13G/A filed February 9, 2024, showing sole voting power with respect to 701,181 shares and sole dispositive power with respect to 715,076 shares.

Ownership of Directors and Management

The following table sets forth information as of May 18, 2026 regarding the beneficial ownership of the Company’s common stock by each of the Company’s directors, the persons required to be named in the Company’s summary compensation table appearing elsewhere in the proxy statement and the directors and executive officers as a group. None of such persons owns any equity securities of the Company other than common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)
Joanna Barsh	45,897
Matthew M. Bilunas	15,101
Carolyn Bojanowski	15,101
John F. Lambros	19,800
Thurgood Marshall, Jr.	32,739
Angel R. Martinez	20,345
Mary E. Meixelsperger	23,630
Gregory A. Sandfort	45,384
Mimi E. Vaughn	450,328
Cassandra E. Harris	24,308
Scott E. Becker	67,158
Parag D. Desai	97,997
Andrew I. Gray	87,371
Current Directors and Executive Officers as a Group (14 Persons)	981,160 (3)

(1) Each director and officer owns less than 1% of the outstanding shares of the Company’s common stock, other than Mimi E. Vaughn, who owns approximately 4.1% of the Company’s common stock based on 11,103,175 outstanding shares as of May 18, 2026.

(2) Shares are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose of, or direct the disposition of, such shares, which includes shares of restricted stock that remain subject to forfeiture or that vest within 60 days of May 18, 2026. See “Director Compensation” and “Executive Compensation — Summary Compensation Table” below.

(3) Constitutes approximately 8.8% of the outstanding shares of the Company’s common stock based on 11,103,175 outstanding shares as of May 18, 2026.

35

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give the Radoff-Jumana Group your proxy FOR the election of the Radoff-Jumana Nominees and in accordance with the Radoff-Jumana Group’s recommendations on the other proposals on the agenda for the Annual Meeting by:

•	SIGNING, DATING and MAILING the enclosed GOLD universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your GOLD universal proxy card.

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD universal voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga as set forth below.

If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of the Radoff-Jumana Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

36

GOLD UNIVERSAL PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JUNE 8, 2026

GENESCO INC.

2026 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BRADLEY L. RADOFF, JUMANA CAPITAL INVESTMENTS LLC AND THE OTHER PARTICIPANTS IN THEIR SOLICITATION

THE BOARD OF DIRECTORS OF GENESCO INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Bradley L. Radoff, Christopher R. Martin, John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock, $1.00 par value (the “Common Stock”), of Genesco Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2026 Annual Meeting of Shareholders of the Company scheduled to be held in virtual format at [_:__] a.m. Central Time, on [●], 2026 via a live webcast at [______] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Bradley L. Radoff and Jumana Capital Investments LLC (together with the other participants in their solicitation, the “Radoff-Jumana Group”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE TWO (2) RADOFF-JUMANA NOMINEES AND “FOR” THE SEVEN (7) COMPANY NOMINEES UNOPPOSED BY THE RADOFF-JUMANA GROUP IN PROPOSAL 1, “AGAINST” PROPOSAL 2, [“FOR/AGAINST”] PROPOSAL 3 AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Radoff-Jumana Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

THE RADOFF-JUMANA GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “for” THE TWO (2) RADOFF-JUMANA NOMINEES AND “for” THE SEVEN (7) COMPANY NOMINEES UNOPPOSED BY THE RADOFF-JUMANA GROUP, AND NOT TO VOTE “FOR” ANY OF THE REMAINING TWO (2) COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO NINE (9) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN NINE (9) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	Election of nine directors:

Radoff-Jumana GROUP Nominees	FOR	WITHHOLD
1a. Westervelt T. Ballard, Jr.	☐	☐
1b. Paula J. Poskon	☐	☐

COMPANY NomineeS UNOPPOSED BY THE RADOFF-JUMANA GROUP	FOR	WITHHOLD
1c. Matthew M. Bilunas	☐	☐
1d. Carolyn Bojanowski	☐	☐
1e. John F. Lambros	☐	☐
1f. Angel R. Martinez	☐	☐
1g. Mary E. Meixelsperger	☐	☐
1h. Gregory A. Sandfort	☐	☐
1i. Mimi E. Vaughn	☐	☐

COMPANY Nominees OPPOSED BY THE RADOFF-JUMANA GROUP	FOR	WITHHOLD
1j. Joanna Barsh	☐	☐
1k. Thurgood Marshall, Jr.	☐	☐

the Radoff-Jumana Group RECOMMEND THAT STOCKHOLDERS VOTE “AGAINST” PROPOSAL 2.

GOLD UNIVERSAL PROXY CARD

2.	Advisory vote on compensation of the Company’s Named Executive Officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

the Radoff-Jumana Group [MAKES NO RECOMMENDATION] WITH RESPECT TO PROPOSAL 3.

3.	Approve the Genesco Inc. Fourth Amended and Restated 2020 Equity Incentive Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN

the Radoff-Jumana Group MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 4.

4.	Ratification of the Appointment of Deloitte & Touche LLP.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.